UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

TRILLIUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36596	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Trillium Therapeutics USA Inc.

100 CambridgePark Drive, Suite 510

Cambridge, Massachusetts, 02140

USA

(Address of principal executive offices, including zip code)

(416) 595-0627

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	TRIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Regulatory Approvals Relating to the Arrangement

As previously disclosed, on August 20, 2021, Trillium Therapeutics Inc., a corporation existing under the laws of the Province of British Columbia (“Trillium”) entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Pfizer Inc., a Delaware corporation (“Pfizer”) and PF Argentum Acquisition ULC, a corporation formed under the laws of the Province of British Columbia (“Purchaser”), under which Purchaser will acquire all of the issued and outstanding common shares and preferred shares (collectively, the “Shares”) of Trillium not owned by Purchaser and its affiliates for $18.50 per Share in cash, by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

The Arrangement is conditioned on the expiration or termination of the waiting period under the Competition Act (Canada) (the “Competition Act”), or the provision of a waiver by the Commissioner of Competition under paragraph 113(c) of the Competition Act. On September 3, 2021, Trillium and Pfizer each filed a Part IX notification, and the parties to the Arrangement filed a joint advance ruling certificate request with respect to the Arrangement. On October 13, 2021, Pfizer and Trillium voluntarily withdrew their Part IX notifications, and re-filed such form on October 14, 2021, restarting the 30-day statutory waiting period. The withdrawal and re-filing are procedural steps to provide the Competition Bureau with additional time to complete its review of the proposed Arrangement. The waiting period with respect to the Part IX notification filed by the parties to the Arrangement under the Competition Act is scheduled to expire at 11:59 p.m., Eastern Time, on November 15, 2021, unless extended or earlier terminated.

As previously reported, on October 12, 2021, Pfizer voluntarily withdrew its filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and re-filed such form on October 14, 2021, restarting the 30-day waiting period. The withdrawal and re-filing are procedural steps to provide the Federal Trade Commission with an additional 30 days to complete its review of the proposed Arrangement. The waiting period with respect to the notification and report forms under the HSR Act is scheduled to expire at 11:59 p.m., Eastern Time, on November 15, 2021, unless extended or earlier terminated.

Trillium and Pfizer are working cooperatively with the applicable regulatory authorities in their review of the proposed Arrangement, and continue to expect to consummate the Arrangement in the fourth quarter of 2021 or the first half of 2022 upon the satisfaction or waiver of the closing conditions specified in the Arrangement Agreement.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this report may constitute forward-looking statements, which reflect the expectations of Trillium’s management regarding the business prospects and opportunities of Trillium and the Arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Trillium’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Trillium’s securityholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Trillium’s continuous disclosure filings, which are available at www.sec.gov and at www.sedar.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by this cautionary statement and are made as of the date of this document. Trillium disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Arrangement and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Trillium, Pfizer and Purchaser pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Trillium filed the definitive management information circular and proxy statement relating to a special meeting of the securityholders with the SEC and Canadian Securities Administrators (“CSA”) on September 27, 2021. Additionally, Trillium may file other relevant materials in connection with the transaction with the SEC. Securityholders of Trillium are urged to read the definitive management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials that may be filed with the SEC, as well as any amendments or supplements to these documents, carefully in their entirety before making any voting or investment decision with respect to the transaction because they contain or will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement was first mailed to holders of Trillium’s securityholders on or about October 4, 2021. Securityholders will be able to obtain a copy of the definitive management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Trillium with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, or on Trillium’s website at www.trilliumtherapeutics.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Trillium and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Trillium in respect of the transaction. Information about Trillium’s directors and executive officers is set forth in the proxy statement and management information circular for Trillium’s Annual General and Special Meeting of Shareholders, which was filed with the SEC and CSA on April 30, 2021. Investors may obtain additional information regarding the interest of such participants by reading the definitive management information circular and proxy statement and other relevant materials to be filed with the SEC regarding the Arrangement. Investors and stockholders should read the definitive management information circular and proxy statement carefully before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2021	Trillium Therapeutics Inc.

	By:	/s/ James Parsons
Name: James Parsons
Title: Chief Financial Officer